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                                                             EXHIBIT 23.1





                         CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated April 30, 1998 except as to Note 12, which is as of November 10, 1998 appearing on page F-2 of Gantos, Inc.'s Annual Report on Form 10-K/A Amendment No. 4 for the year ended January 31, 1998. We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/ PRICEWATERHOUSECOOPERS LLP

PRICEWATERHOUSECOOPERS LLP

Battle Creek, Michigan
December 7, 1998


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